Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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FS BANCORP, INC.
(Name of registrant as specified in its charter)

(Name of person(s) filing proxy statement, if other than the registrant)

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April 17, 2013

Dear Shareholder:

You are cordially invited to attend the first annual meeting of shareholders of FS Bancorp, Inc. to be held at the Embassy Suites Hotel, located at 20610 44th Avenue West, Lynnwood, Washington, on Wednesday, May 22, 2013 at 2:00 p.m., local time.

The notice of annual meeting of shareholders and proxy statement appearing on the following pages describe the formal business to be transacted at the meeting.  During the meeting, we will also report on our operations.  Directors and officers of FS Bancorp, Inc., as well as a representative of Moss Adams LLP, our independent auditor, will be present to respond to appropriate questions of shareholders.

It is important that your shares are represented at the meeting, whether or not you attend in person and regardless of the number of shares you own.  To make sure your shares are represented, we urge you to complete and mail the enclosed proxy card.  If you attend the meeting, you may vote in person even if you have previously mailed a proxy card.

We look forward to seeing you at the meeting.

Sincerely,

/s/ Joseph C. Adams

Joseph C. Adams Chief Executive Officer

FS BANCORP, INC.
6920 220TH STREET SW
MOUNTLAKE TERRACE, WASHINGTON 98043
(425) 771-5299

NOTICE OF FIRST ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON MAY 22, 2013

Notice is hereby given that the first annual meeting of shareholders of FS Bancorp, Inc. will be held at the Embassy Suites Hotel, located at 20610 44th Avenue West, Lynnwood, Washington, on Wednesday, May 22, 2013, at 2:00 p.m., local time, for the following purposes:

Proposal 1.	Election of seven directors of FS Bancorp, Inc.

Proposal 2.	An advisory (non-binding) vote to approve our executive compensation as disclosed in this proxy statement.

Proposal 3.	An advisory (non-binding) vote on whether an advisory vote on executive compensation should be held every one, two or three years.

Proposal 4.	Ratification of the Audit Committee’s selection of Moss Adams LLP as our independent auditor for 2013.

We will also consider and act upon such other business as may properly come before the meeting, or any adjournment or postponement thereof.  As of the date of this notice, we are not aware of any other business to come before the annual meeting.

The Board of Directors has fixed the close of business on April 9, 2013 as the record date for the annual meeting.  This means that shareholders of record at the close of business on that date are entitled to receive notice of and to vote at the meeting and any adjournment thereof.  To ensure that your shares are represented at the meeting, please take the time to vote by signing, dating and mailing the enclosed proxy card which is solicited by the Board of Directors.  The proxy will not be used if you attend and vote at the annual meeting in person.  Regardless of the number of shares you own, your vote is very important.  Please act today.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ MATTHEW D. MULLET

MATTHEW D. MULLET SECRETARY

Mountlake Terrace, Washington
April 17, 2013

IMPORTANT: The prompt return of proxies will save us the expense of further requests for proxies in order to ensure a quorum.  A pre-addressed envelope is enclosed for your convenience.  No postage is required if mailed in the United States.

PROXY STATEMENT
OF
FS BANCORP, INC.
6920 220TH STREET SW
MOUNTLAKE TERRACE, WASHINGTON 98043
(425) 771-5299

FIRST ANNUAL MEETING OF SHAREHOLDERS
MAY 22, 2013

The Board of Directors of FS Bancorp, Inc. is using this proxy statement to solicit proxies from our shareholders for use at our first annual meeting of shareholders.  We are first mailing this proxy statement and the enclosed form of proxy to our shareholders on or about April 17, 2013.

The information provided in this proxy statement relates to FS Bancorp, Inc. and its wholly-owned subsidiary, 1st Security Bank of Washington.  FS Bancorp, Inc. may also be referred to as “FS Bancorp” and 1st Security Bank of Washington may also be referred to as “1st Security Bank” or the “Bank.”  References to “we,” “us” and “our” refer to FS Bancorp and, as the context requires, 1st Security Bank.

INFORMATION ABOUT THE ANNUAL MEETING

Time and Place of the Annual Meeting

Our annual meeting will be held as follows:

Date:	Wednesday, May 22, 2013
Time:	2:00 p.m., local time
Place:	Embassy Suites Hotel, located at 20610 44th Avenue West, Lynnwood, Washington

Matters to Be Considered at the Annual Meeting

At the meeting, you will be asked to consider and vote upon the following proposals:

Proposal 1.	Election of seven directors of FS Bancorp, Inc.

Proposal 2.	An advisory (non-binding) vote to approve our executive compensation as disclosed in this proxy statement.

Proposal 3.	An advisory (non-binding) vote on whether an advisory vote on executive compensation should be held every one, two or three years.

Proposal 4.	Ratification of the appointment of Moss Adams LLP as our independent auditor for 2013.

We also will transact any other business that may properly come before the annual meeting.  As of the date of this proxy statement, we are not aware of any other business to be presented for consideration at the annual meeting other than the matters described in this proxy statement.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Shareholders to Be Held on May 22, 2013

Our proxy statement and 2012 Annual Report to Shareholders are available at http://www.snl.com/IRWebLinkX/corporateprofile.aspx?iid=4304579.  The following materials are available for review:

•	Proxy statement;
•	Proxy card; and
•	2012 Annual Report to Shareholders.

Directions to attend the annual meeting, where you may vote in person, can be found online at http://embassysuites3.hilton.com/en/hotels/washington/embassy-suites-seattle-north-lynnwood-SEALWES/maps-directions/index.html.

Who is Entitled to Vote?

We have fixed the close of business on April 9, 2013 as the record date for shareholders entitled to notice of and to vote at our annual meeting.  Only holders of record of FS Bancorp’s common stock on that date are entitled to notice of and to vote at the annual meeting.  You are entitled to one vote for each share of FS Bancorp common stock you own, unless you own more than 10% of FS Bancorp’s outstanding shares.  As provided in our Articles of Incorporation, record holders of common stock who beneficially own in excess of 10% of FS Bancorp’s outstanding shares are not entitled to any vote in respect of the shares held in excess of the 10% limit unless our Board of Directors has granted permission in advance.  On April 9, 2013, there were 3,240,125 shares of FS Bancorp common stock outstanding and entitled to vote at the annual meeting.

How Do I Vote at the Annual Meeting?

Proxies are solicited to provide all shareholders of record on the voting record date an opportunity to vote on matters scheduled for the annual meeting and described in these materials.  You are a shareholder of record if your shares of FS Bancorp common stock are held in your name.  If you are a beneficial owner of FS Bancorp common stock held by a broker, bank or other nominee (i.e., in “street name”), please see the instructions in the following question.

Shares of FS Bancorp common stock can only be voted if the shareholder is present in person or by proxy at the annual meeting.  To ensure your representation at the annual meeting, we recommend you vote by proxy even if you plan to attend the annual meeting.  You can always change your vote at the meeting if you are a shareholder of record.

Voting instructions are included on your proxy card.  Shares of FS Bancorp common stock represented by properly executed proxies will be voted by the individuals named on the proxy card in accordance with the shareholder’s instructions.  Where properly executed proxies are returned to us with no specific instruction as how to vote at the annual meeting, the persons named in the proxy will vote the shares FOR the election of each of our director nominees, FOR advisory approval of the compensation of our executive compensation as disclosed in this proxy statement, FOR holding an advisory vote on executive compensation every two years and FOR ratification of the appointment of Moss Adams LLP as our independent auditor.  If any other matters are properly presented at the annual meeting for action, the persons named in the enclosed proxy and acting thereunder will have the discretion to vote on these matters in accordance with their best judgment.  We do not currently expect that any other matters will be properly presented for action at the annual meeting.

You may receive more than one proxy card depending on how your shares are held.  For example, you may hold some of your shares individually, some jointly with your spouse and some in trust for your children.  In this case, you will receive three separate proxy cards to vote.

What if My Shares Are Held in Street Name?

If you are the beneficial owner of shares held in “street name” by a broker, your broker, as the record holder of the shares, is required to vote the shares in accordance with your instructions.  If your common stock is held in street name, you will receive instructions from your broker that you must follow in order to have your shares voted.  Your broker may allow you to deliver your voting instructions via telephone or the Internet.  Please see the instruction form that accompanies this proxy statement.  If you do not give instructions to your broker, your broker may nevertheless vote the shares with respect to discretionary items, but will not be permitted to vote your shares with respect to non-discretionary items, pursuant to current industry practice.  In the case of non-discretionary items, shares not voted will be treated as “broker non-votes.”  The proposal to elect directors and the advisory votes on executive compensation are considered non-discretionary items; therefore, you must provide instructions to your broker in order to have your shares voted with respect to these proposals.

If your shares are held in street name, you will need proof of ownership to be admitted to the annual meeting.  A recent brokerage statement or letter from the record holder of your shares are examples of proof of ownership.  If you want to vote your shares of common stock held in street name in person at the annual meeting, you will have to get a written proxy in your name from the broker, bank or other nominee who holds your shares.

How Will My Shares of Common Stock Held in the Employee Stock Ownership Plan Be Voted?

We maintain the FS Bancorp, Inc. Employee Stock Ownership Plan (“ESOP”), which owns 8% of FS Bancorp’s common stock.  Employees of FS Bancorp and 1st Security Bank participate in the ESOP.  Each ESOP participant may instruct the trustee how to vote the shares of FS Bancorp common stock allocated to his or her account under the ESOP by completing the vote authorization form.  If an ESOP participant properly executes a vote authorization form, the ESOP trustee will vote the participant’s shares in accordance with the participant’s instructions.  Allocated shares for which proper voting instructions are not received and unallocated shares held by the ESOP will be voted by the trustee in the same proportion as shares for which the trustee has received voting instructions.  In order to give the trustees sufficient time to vote, all vote authorization forms from ESOP participants must be received by the transfer agent on or before May 17, 2013.

How Many Shares Must Be Present to Hold the Meeting?

A quorum must be present at the meeting for any business to be conducted.  The presence at the meeting, in person or by proxy, of at least a majority of the shares of FS Bancorp common stock entitled to vote at the annual meeting as of the record date will constitute a quorum.  Proxies received but marked as abstentions or broker non-votes will be included in the calculation of the number of shares considered to be present at the meeting.

What if a Quorum Is Not Present at the Meeting?

If a quorum is not present at the scheduled time of the meeting, a majority of the shareholders present or represented by proxy may adjourn the meeting until a quorum is present.  The time and place of the adjourned meeting will be announced at the time the adjournment is taken, and no other notice will be given unless the adjourned meeting is set to be held 120 days or more after the original meeting.  An adjournment will have no effect on the business that may be conducted at the meeting.

Vote Required to Approve Proposal 1: Election of Directors

Directors are elected by a plurality of the votes cast, in person or by proxy, at the annual meeting by holders of FS Bancorp common stock.  Accordingly, the seven nominees for election as directors who receive the highest number of votes actually cast will be elected.  Pursuant to our Articles of Incorporation, shareholders are not permitted to cumulate their votes for the election of directors.  Votes may be cast for or withheld from each nominee.  Votes that are withheld will have no effect on the outcome of the election because the nominees receiving the greatest number of votes will be elected.  Our Board of Directors unanimously recommends that you vote FOR the election of each of its director nominees.

Vote Required to Approve Proposal 2: Advisory Approval of Executive Compensation

The advisory (non-binding) vote to approve the compensation of our named executive officers requires the affirmative vote of a majority of the votes cast, in person or by proxy, at the annual meeting.  Abstentions and broker non-votes will have no effect on the outcome of the proposal.  Our Board of Directors unanimously recommends that you vote FOR approval of the compensation of our named executive officers.

Vote Required to Approve Proposal 3: Advisory Vote on the Frequency of Shareholder Votes on Executive Compensation

The advisory (non-binding) vote regarding the frequency of shareholder votes on executive compensation has three alternatives.  Shareholders may vote that shareholder votes on executive compensation be held every year, every two years or every three years, or shareholders may abstain from voting.  The alternative receiving the greatest number of votes – every year, every two years or every three years – will be the frequency that shareholders approve.  Abstentions and broker non-votes will have no effect on the outcome of the advisory vote because the alternative receiving the greatest number of votes will be the frequency that shareholders approve.  Our Board of Directors unanimously recommends that you vote FOR the adoption of an advisory resolution that shareholders should consider an advisory resolution on executive compensation every two years.

Vote Required to Approval Proposal 4: Ratification of the Selection of the Independent Auditor

Ratification of the selection of Moss Adams LLP as our independent auditor for the fiscal year ending December 31, 2013 requires the affirmative vote of a majority of the votes cast, in person or by proxy, at the annual meeting.  Abstentions will have no effect on the outcome of the proposal. Our Board of Directors unanimously recommends that you vote FOR the ratification of the appointment of the independent auditor.

May I Revoke My Proxy?

You may revoke your proxy before it is voted by:

•	submitting a new proxy with a later date;

•	notifying the Secretary of FS Bancorp in writing before the annual meeting that you have revoked your proxy; or

•	voting in person at the annual meeting.

If you plan to attend the annual meeting and wish to vote in person, we will give you a ballot at the annual meeting.  However, if your shares are held in street name, you must bring a validly executed proxy from the nominee indicating that you have the right to vote your shares.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of April 9, 2013, the voting record date, information regarding share ownership of:

•
those persons or entities (or groups of affiliated person or entities) known by management to beneficially own more than five percent of FS Bancorp’s common stock other than directors and executive officers;

•	each director and director nominee of FS Bancorp;

•	each executive officer of FS Bancorp or any of its subsidiaries named in the Summary Compensation Table appearing under “Executive Compensation” below (known as “named executive officers”); and

•	all current directors and executive officers of FS Bancorp and its subsidiaries as a group.

Persons and groups who beneficially own in excess of five percent of FS Bancorp’s common stock are required to file with the Securities and Exchange Commission (“SEC”), and provide us a copy, reports disclosing their ownership pursuant to the Securities Exchange Act of 1934.  To our knowledge, no other person or entity, other than the ones set forth below, beneficially owned more than five percent of the outstanding shares of FS Bancorp’s common stock as of the close of business on the voting record date.

Beneficial ownership is determined in accordance with the rules and regulations of the SEC.  In accordance with Rule 13d-3 of the Securities Exchange Act, a person is deemed to be the beneficial owner of any shares of common stock if he or she has voting and/or investment power with respect to those shares.  Therefore, the table below includes shares owned by spouses, other immediate family members in trust, shares held in retirement accounts or funds for the benefit of the named individuals, shares held in the ESOP, and other forms of ownership, over which shares the persons named in the table may possess voting and/or investment power.

As of the voting record date, there were 3,240,125 shares of FS Bancorp common stock outstanding.

	Number of Shares		Percent of Shares
Name	Beneficially Owned		Outstanding (%)

Beneficial Owners of More Than 5%

FS Bancorp, Inc. Employee Stock Ownership Plan	259,210		8.0
6920 220th Street SW
Mountlake Terrace, Washington 98043

Joel S. Lawson IV	175,000	(1)	5.4
2040 Grubbs Mill Road
Berwyn, Pennsylvania 19312

Wellington Management Company, LLP	320,760	(2)	9.9
280 Congress Street
Boston, Massachusetts 02210

Firefly Value Partners, LP	259,200	(3)	8.0
551 Fifth Avenue, 36th Floor
New York, New York 10176

Directors

Joseph C. Adams (4)	25,000	(5)	*
Judith A. Cochrane	4,754		*
Marina Cofer-Wildsmith	974	(5)	*
Ted A. Leech	8,187	(5)	*
Michael J. Mansfield	14,441	(6)	*
Margaret R. Piesik	100	(7)	*
Joseph P. Zavaglia	4,807	(7)	*

Named Executive Officers

Matthew D. Mullet	13,657	(8)	*
Dennis V. O’Leary	16,500	(7)	*

All Executive Officers and Directors as a Group (9 persons)	88,420		2.7
_______________
*	Less than one percent of shares outstanding.
(1)
Based solely on a Schedule 13G/A dated February 12, 2013, regarding shares owned as of December 31, 2012. According to that filing, Mr. Lawson has sole voting and dispositive power over the shares reported.

(2)
Based solely on a Schedule 13G dated February 14, 2013, regarding shares owned as of December 31, 2012. According to that filing, Wellington Management Company, LLP has shared voting and dispositive power over the shares reported.

(3)
Based solely on a Schedule 13G/A dated February 14, 2013, regarding shares owned as of December 31, 2012. According to that filing, Ryan Heslop, Ariel Warszawski, Firefly Value Partners, LP, FVP GP, LLC, Firefly Management Company GP, LLC and FVP Master Fund, L.P. have shared voting and dispositive power over the shares reported.

(4)	Mr. Adams is also a named executive officer of FS Bancorp.
(5)	Held jointly with spouse.
(6)	Includes 7,131 shares held jointly with spouse and 7,310 shares held in an individual retirement account (“IRA”).
(7)	Held in an IRA.
(8)	Includes 3,000 shares held jointly with spouse and 10,657 shares held in an IRA.

 PROPOSAL 1 – ELECTION OF DIRECTORS

Our Board of Directors consists of seven members.  The seven members of the Board are the initial directors of FS Bancorp, each of whose term as initial director expires at the annual meeting in accordance with Washington law.  In accordance with our Articles of Incorporation, the Board is divided into three classes with three-year staggered terms, with approximately one-third of the directors elected each year.  Seven directors, whose names appear in the following table, have been nominated to stand for election and if elected, will serve for the respective terms set forth in the table, or until their respective successors have been elected and qualified.  Each member of our Board of Directors is also a member of the Board of Directors of 1st Security Bank.

It is intended that the proxies solicited by the Board of Directors will be voted for the election of the nominees named in the following table.  Each nominee has consented to being named in this proxy statement and has agreed to serve if elected.  If a nominee is unable to stand for election, the Board of Directors may either reduce the number of directors to be elected or select a substitute nominee.  If a substitute nominee is selected, the proxy holders will vote your shares for the substitute nominee, unless you have withheld authority.  At this time, we are not aware of any reason why a nominee might be unable to serve if elected.

The Board of Directors recommends a vote FOR the election of all nominees named below.

	Age as of	Year First Elected or	Term to
Name	December 31, 2012	Appointed Director (1)	Expire (2)

Board Nominees

Joseph C. Adams	53	2005	2015
Judith A. Cochrane	66	2006	2016
Ted A. Leech	65	2005	2016
Joseph P. Zavaglia	64	2011	2015
Marina Cofer-Wildsmith	45	2012	2016
Michael J. Mansfield	56	2008	2014
Margaret R. Piesik	62	2006	2014
_____________
(1)	Includes prior service on the Board of Directors of 1st Security Bank.
(2)	Assuming election.

Set forth below is the principal occupation of each nominee for director.  All nominees have held their present positions for at least five years unless otherwise indicated.

Joseph C. Adams is a director and has been the Chief Executive Officer of 1st Security Bank of Washington since July 2004.  He has also served in those capacities for FS Bancorp since its formation in September 2011.  He joined 1st Security Bank of Washington in April 2003 as its Chief Financial Officer.  Mr. Adams served as Supervisory Committee Chairperson from 1993 to 1999 when the bank was Washington’s Credit Union. Mr. Adams is a lawyer having worked for Deloitte as a tax consultant, K&L Gates as a lawyer and then at Univar USA as a lawyer and Director, Regulatory Affairs. Mr. Adams received a Masters Degree equivalent from the Pacific Coast Banking School.  Mr. Adams’ legal and accounting backgrounds, as well as his duties as Chief Executive Officer of 1st Security Bank of Washington, bring a special knowledge of the financial, economic and regulatory challenges faced by the Bank which makes him as well suited to educating the Board on these matters.

Judith A. Cochrane was the Vice President, Public Finance for Seattle-Northwest Securities Corporation from May 2006 until her retirement in February 2011.  Prior to that, Ms. Cochrane was Vice President/Manager, Municipal Trading and Underwriting for BancAmerica Securities, LLC., where she was employed for 23 years  Ms. Cochrane is an arbitrator for Financial Industry Regulatory Authority (FINRA).  She also served as Managing Director for Bank of America, in charge of Northwest Capital Markets.  Ms. Cochrane’s professional experience brings depth to the Board in the areas of finance and the capital markets.

Ted A. Leech, Chairman of the Board of FS Bancorp and 1st Security Bank, is retired from Univar Corporation. From January 2003 to February 2005, Mr. Leech was Vice President of Business Development where he conducted feasibility studies and investigated potential investments in China, Hong Kong, Singapore, Australia, Malaysia, Indonesia and Brazil.  Prior to that, Mr. Leech was Senior Vice President of Administration for Univar USA where he was responsible for accounting, payables/receivables, information systems, treasury, legal, human resources and internal audit. As a result of his professional experiences, Mr. Leech brings strong leadership, management, finance, accounting and human resource skills to our board.  Mr. Leech’s expertise also qualifies him as a financial expert, which was the basis of his selection as Chairman of the Audit Committee.

Joseph P. Zavaglia has been the owner and operator of Zavaglia Consulting, L.L.C. since February 2008, which provides retail banking and small business advisory services to community banks. He also runs the Heart of Italy, an Italian cooking school.  Mr. Zavaglia started his career with Rainier Bank in 1975 in branch operations and was ultimately promoted to manager, overseeing up to 13 branches.  From 1987 until 2003, he served as a Senior Vice President and Regional Manager with Security Pacific Bank, which acquired Rainier Bank in 1987, and then with Bank of America, which acquired Security Pacific Bank in 1992.  In February 2003, Mr. Zavaglia joined First Mutual Bank as its Executive Vice President, Retail Banking Group manager.  He resigned in 2008 to begin his consulting company and cooking school.  Mr. Zavaglia has formerly held Series 6, 63, and 26 securities licenses and his state insurance license for life and disabilities. He has been a member of the administrative board of Pacific Coast Banking School for the past 9 years, and is a 1986 graduate of the program.  He was a member of the Pete Gross House Board for 14 years, is chair of the Italian Studies board at the University of Washington, is past State Board Chair for the March of Dimes where he served for 15 years, and is a former mentor in the Seattle University mentorship program and a former member of the Dean’s advisory board for the School of Business at Seattle University.  Mr. Zavaglia is a member of the athletic Hall of Fame, a Regent, and a member of the Hall of Fame selection committee at Seattle University.  Additionally, in 2012 he received a Distinguished Alumnus award from the Woodring College of Education of Western Washington University.  Mr. Zavaglia’s extensive banking experience, together with his numerous board experiences, educational background and active participation in the local community, brings valuable knowledge, experience and skills to our organization.

Marina Cofer-Wildsmith has spent 20 years working in nonprofit management and business development.  Since September 2009, Ms. Wildsmith has been working as a business growth and development consultant for health care and real estate/investment companies.  As a consultant, she assists management in the development of business and marketing plans, as well as develops and implements organizational effectiveness and accountability systems. She has also been serving as a Junior Varsity and Assistant Varsity soccer coach at Bainbridge High School on Bainbridge Island, Washington since May 2008.  Prior to 2008, Ms. Wildsmith served as Chief Executive Officer for the American Lung Association of the Northwest (2005-2007) and in numerous capacities with the Northwest, Washington and Eastern Missouri chapters of the American Lung Association including: Chief Executive Officer, American Lung Association of Washington (2003-2005); Communications and Marketing Director; and Program Director (1990-1993; 1995-2003).  Her career achievements include developing and mobilizing the air quality forecasting model used by the media nationally, establishing the first regional office of the American Lung Association in the Pacific Northwest, and advocating for essential legislation to improve public health.  Ms. Wildsmith is also very active in the community serving, and having served, on numerous advisory boards.  She currently serves on the Puget Sound Clean Air Agency Board of Directors (2006- present) and on the Rotary Club of Bainbridge Island Board of Directors (2012-2015).  She has her undergraduate degree in Biology and Anthropology from the College of William and Mary, Williamsburg, VA and her graduate degree in Educational Processes from Maryville University, St. Louis, Missouri.  As a result of her professional experiences and active community involvement, Ms. Wildsmith brings strong leadership, management, organization and interpersonal skills to our organization.

Michael J. Mansfield  spent 16 years with Deloitte & Touche LLP before joining Moss Adams LLP in 1995 where he was a partner for more than 10 years.  During his time with Moss Adams, Mr. Mansfield served as the lead of the Business Owner Succession Services Practice in the Seattle office and he served as a member of the firm’s Tax Committee.  He provided taxation, business and financial accounting services to a variety of clients in the financial services, construction, manufacturing and distribution, and service industries.  In January 2008, Mr. Mansfield left Moss Adams to start Family Fortunes, LLC., a consulting company aimed at assisting individuals and business owners develop and execute strategic plans, with the goals of enhancing value proposition and creating a legacy vision for families and business owners.  In addition, Mr. Mansfield is a minority owner/part-time Chief Financial Officer for Pacific Pile & Marine, L.P., a construction company, and Columbia Pacific Finance, LLC, a financial services company.  Mr. Mansfield’s 26 years of experience as a public accountant, together with his experience running small businesses, has provided him with strong leadership, management, financial and administrative skills, which brings valuable knowledge and skills to our organization.

Margaret R. Piesik was a senior manager for Microsoft Corporation in its PowerPoint Presentation Division.  Ms. Piesik worked at Microsoft for 11 years until retiring in 1998.  She served on the board of directors of the Providence Hospital Foundation from 2001 to 2003 and since 2004 has served as the President of Swedish Medical Center Service League.  She is a co-owner of White Barn Farm, a family owned organic flower and vegetable farm.  She previously served on the boards of Providence Hospital Foundation and the Kirkland Performance Center.  Ms. Piesik is also active in local organizations such as Swedish Hospital Service League and participates in the Grow A Row program for local food banks.  Ms. Piesik’s managerial experience, together with her various board experiences and active participation in the local community, brings valuable knowledge and skills to our organization.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS
AND CORPORATE GOVERNANCE MATTERS

Board of Directors

The Boards of Directors of FS Bancorp and 1st Security Bank conduct their business through board and committee meetings.  During the fiscal year ended December 31, 2012, the Board of Directors of FS Bancorp held four meetings and the Board of Directors of the Bank held nine meetings.  No director of FS Bancorp or the Bank attended fewer than 75% of the total meetings of the boards and committees on which that person served during this period.

Committees and Committee Charters

The Board of Directors of FS Bancorp has standing Audit, Compensation and Nominating/Governance committees.  The Board has adopted written charters for each of these committees, copies of which are available on our website at www.FSBWA.com under “Investor Relations.”

Audit Committee.  The Audit Committee consists of Directors Leech (Chairperson), Mansfield and Cofer-Wildsmith.  The Audit Committee meets at least quarterly and its primary responsibilities are to (i) meet with both the internal and external auditors on behalf of the board of directors to review and discuss their findings, and to make recommendations to the Board regarding the selection of the external auditors and (ii) work closely with our compliance officer to monitor compliance with all applicable laws and regulations.  The Audit Committee met 11 times during the year ended December 31, 2012.

Each member of the Audit Committee is “independent” in accordance with the requirements for companies listed on The Nasdaq Stock Market LLC (“Nasdaq”).  In addition, the Board of Directors has determined that Mr. Leech meets the definition of “audit committee financial expert,” as defined by the SEC.

Compensation Committee.  The Compensation Committee consists of Directors Mansfield (Chairperson), Leech and Zavaglia.  The Committee is responsible for the recommendation to the Board of Directors of the chief executive officer’s annual compensation package, as well as Board compensation, Chief Executive Officer evaluation, the review and approval of executive incentive packages and perquisite programs, and overseeing and administering our qualified, tax exempt benefit plans.  Each member of the Committee is “independent,” in accordance with the requirements for companies listed on Nasdaq.  This Committee met 11 times during the year ended December 31, 2012.

Nominating/Governance Committee.  The Nominating/Governance Committee, which consists of Directors Piesik (Chairperson), Zavaglia and Cochrane, is responsible for developing and recommending corporate governance policies and guidelines for FS Bancorp, identifying and recommending director and committee member candidates.  The

Committee meets at least four times a year.  Each member of the Committee is “independent,” in accordance with the requirements for companies listed on Nasdaq. This Committee met five times during the year ended December 31, 2012.

Only those nominations made by the Nominating/Governance Committee or properly presented by shareholders will be voted upon at the annual meeting.  In its deliberations for selecting candidates for nominees as director, the Committee considers the candidate’s knowledge of the banking business and involvement in community, business and civic affairs, and also considers whether the candidate would provide for adequate representation of 1st Security Bank’s market area.  Any nominee for director made by the Committee must be highly qualified with regard to some or all these attributes.  In searching for qualified director candidates to fill vacancies on the Board, the Committee solicits its current Board of Directors for names of potentially qualified candidates.  Additionally, the Committee may request that members of the Board of Directors pursue their own business contacts for the names of potentially qualified candidates.  The Committee would then consider the potential pool of director candidates, select the candidate it believes best meets the then-current needs of the Board, and conduct a thorough investigation of the proposed candidate’s background to ensure there is no past history that would cause the candidate not to be qualified to serve as one of our directors.  Although the Nominating/Governance Committee charter does not specifically provide for the consideration of shareholder nominees for directors, the Committee will consider director candidates recommended by a shareholder that are submitted in accordance with our Articles of Incorporation.  Because our Articles of Incorporation provide a process for shareholder nominations, the Committee did not believe it was necessary to provide for shareholder nominations of directors in its charter.  If a shareholder submits a proposed nominee, the Committee would consider the proposed nominee, along with any other proposed nominees recommended by members of our Board of Directors, in the same manner in which the Committee would evaluate its nominees for director.  For a description of the proper procedure for shareholder nominations, see “Shareholder Proposals” in this proxy statement.

Corporate Governance

We are committed to establishing and maintaining high standards of corporate governance.  As part of our conversion from mutual to stock form, the Board of Directors is adopting a corporate governance policy.  The policy is expected to cover the following:

•	the duties and responsibilities of each director;
•	the composition, responsibilities and operation of the Board of Directors;
•	the establishment and operation of Board committees;
•	succession planning;
•	convening executive sessions of independent directors;
•	the Board’s interaction with management and third parties; and
•	Board and Chief Executive Officer performance evaluations.

These initiatives are intended to comply with the provisions contained in the Sarbanes-Oxley Act of 2002, the rules and regulations of the SEC adopted thereunder, and Nasdaq rules.  Our Board of Directors will continue to evaluate and improve our corporate governance principles and policies as necessary and as required.

Director Independence.  Our common stock is listed on the Nasdaq Global Select Market.  In accordance with Nasdaq requirements, at least a majority of our directors must be independent directors.  The Board has determined that six of our seven directors are independent, as defined by Nasdaq.  Directors  Cochrane, Cofer-Wildsmith, Leech,  Mansfield, Piesik and Zavaglia are all independent.  Only Joseph C. Adams, who is our Chief Executive Officer, is not independent.

Code of Business Conduct and Ethics.  On September 23, 2011, the Board of Directors adopted our Code of Business Conduct and Ethics, which is designed to deter wrongdoing and to promote honest and ethical conduct in every respect.  The Code addresses conflicts of interest, the treatment of confidential information, general employee conduct and compliance with applicable laws, rules and regulations.   The Code is applicable to each of our directors, officers, including the principal executive officer and senior financial officers, and employees and requires individuals to maintain the highest standards of professional conduct.  A copy of the Code of Ethics is available on our website at www.FSBWA.com.

Shareholder Communication with the Board of Directors.  The Board of Directors welcomes communication from shareholders.  Shareholders may send communications to the Board of Directors, FS Bancorp, Inc., 6920 220th Street SW, Mountlake Terrace, Washington 98043.  Shareholders should indicate clearly the director or director(s) to whom the communication is being sent so that each communication may be forwarded appropriately.

Annual Meeting Attendance by Directors.  FS Bancorp encourages, but does not require, its directors to attend the annual meeting of shareholders.  It is expected that all members of the Board of Directors will attend our first annual meeting of shareholders.

Transactions with Related Persons.  1st Security Bank has followed a policy of granting loans to officers and directors, which fully complies with all applicable federal regulations.  Loans to directors and executive officers are made in the ordinary course of business and on the same terms and conditions as those of comparable transactions with all customers prevailing at the time, in accordance with our underwriting guidelines, and do not involve more than the normal risk of collectibility or present other unfavorable features.  There were no loans or available lines of credit to the  directors and executive officers and their associates at December 31, 2012.  Total deposits of directors and executive officers were approximately $1.1 million at December 31, 2012.

We recognize that transactions between us and any of our directors or executive officers can present potential or actual conflicts of interest and create the appearance that these decisions are based on considerations other than our best interests.  Therefore, as a general matter and in accordance with our Code of Business Conduct and Ethics, it is our preference to avoid such transactions.  Nevertheless, we recognize that there are situations where such transactions may be in, or may not be inconsistent with, our best interests. Accordingly, the Code requires the Board of Directors or a committee of the Board to review and, if appropriate, to approve or ratify any such transaction.  If a Board member is a participant in the transaction, then that member is required to abstain from the discussion, approval or ratification process.  After its review, the Board or committee will only approve or ratify those transactions that are in, or are not inconsistent with, our best interests, as determined in good faith.

Leadership Structure

FS Bancorp has separated the roles of Chairman and Chief Executive Officer.  The Chairman, who is an independent director, leads the Board and presides at all Board meetings.  The Board supports having an independent director in a Board leadership position and has had an independent Chairman for many years.  Having an independent Chairman enables non-management directors to raise issues and concerns for Board consideration without immediately involving management.  The chairman also serves as a liaison between the Board and senior management.

Board Involvement in Risk Management Process

As part of its overall responsibility to oversee the management, business and strategy of FS Bancorp, one of the primary responsibilities of our Board of Directors is to oversee the amounts and types of risk taken by management in executing the corporate strategy, and to monitor our risk experience against the policies and procedures set to control those risks.  The Board’s risk oversight function is carried out through its approval of various policies and procedures, such as our lending and investment polices; ratification or approval of investments and loans exceeding certain thresholds; and regular review of risk elements such as interest rate risk exposure, liquidity and problem assets.  Some oversight functions are delegated to committees of the Board, with such committees regularly reporting to the full Board the results of their oversight activities.  For example, the Audit Committee is responsible for oversight of the independent auditors and meets directly with the auditors at various times during the course of the year.

DIRECTORS’ COMPENSATION

The following table shows the compensation paid to our directors for the year ended December 31, 2012, with the exception of Joseph C. Adams, who is our Chief Executive Officer and whose compensation is included in the section entitled “Executive Compensation.”

Name	Fees Earned or Paid in Cash ($)	Total ($)

Judith A. Cochrane	24,000	24,000
Ted A. Leech	36,000	36,000
Joseph P. Zavaglia	24,000	24,000
Michael J. Mansfield	24,000	24,000
Margaret R. Piesik	24,000	24,000
Marina Cofer-Wildsmith (1)	20,000	20,000
________________
(1)	Ms. Cofer-Wildsmith was appointed to the Board in March 2012.

Each director of FS Bancorp is also a director of 1st Security Bank.  The directors received no additional compensation for attendance at any meeting of FS Bancorp’s Board of Directors during the year ended December 31, 2012.  The directors are compensated for their service on 1st Security Bank’s Board of Directors.  In 2012, non-employee directors of 1st Security Bank received a retainer of $2,000 per month, except for the Chairman of the Board, who received $3,000 per month, for service on the Board.  No fees currently are paid for service on any Board committee.

Directors are provided or reimbursed for travel and lodging and other customary out-of-pocket expenses incurred in attending board and committee meetings, industry conferences and continuing education seminars.

1st Security Bank’s Compensation Committee recommends to the Board of Directors the amount of fees paid for service on the Board.  For 2013, the Committee recommended increasing the non-employee directors’ monthly fee to $2,500 (from $2,000 in 2012), and increasing the Chairman of the Board’s monthly fee to $3,500 (from $3,000 in 2012).

EXECUTIVE COMPENSATION

Summary Compensation Table.

The following table shows information regarding compensation for our named executive officers: (1) Joseph C. Adams, our Chief Executive Officer; (2) our two other most highly compensated executive officers, who are Matthew D. Mullet and Dennis V. O’Leary.

Name and Principal Position	Year	Salary ($)	Bonus ($)(1)	All Other Compensation ($)(2)	Total ($)

Joseph C. Adams	2012	247,600	123,800	34,023	405,423
Chief Executive Officer	2011	247,000	--	314	247,314

Matthew D. Mullet (3)	2012	180,000	96,500	7,514	284,014
Chief Financial Officer,	2011	75,692	--	105	75,797
Treasurer and Secretary

Dennis V. O’Leary (3)	2012	195,000	88,750	7,139	290,889
Chief Lending Officer	2011	73,875	--	79	73,954
____________
(1)
Bonuses earned are paid over a two-year period and contain a 100% claw back provision based upon a look back on financial performance during the period earned. Amounts shown are paid 50% up to 75 days after the year end and 50% in year two and require full performance under the claw back provisions.

(2)	Consists of 401(k) match, ESOP contributions and life insurance premiums paid. For Mr. Adams, includes an ESOP contribution of $23,804.
(3)	Mr. Mullet and Mr. O’Leary were hired in July 2011 and August 2011, respectively; 2011 reflects partial year compensation.

Employee Benefits

401(k) Plan.  1st Security Bank offers a qualified, tax-exempt savings plan to our employees with a cash or deferred feature qualifying under Section 401(k) of the Internal Revenue Code.  Generally, all employees, as of the first day of the month following the commencement of employment, who have attained age 18, are eligible to make 401(k) contributions.  During 2012, participants were permitted to make salary reduction contributions to the 401(k) Plan of up to 90% of their annual salary, up to a maximum of $17,000.  In addition, participants who have attained age 50 may defer an additional $5,500 annually as a 401(k) “catch-up” contribution.  All contributions made by participants are either before-tax contributions or after-tax “Roth 401(k) contributions,” as elected by the participant.   We have the ability to match 401(k) contributions.  We did not make any matching contributions during 2011.  During 2012, we matched 100% of participant contributions up to 3% of the participant’s annual salary and 50% of participant contributions on the next 2% of the participant’s annual salary.  We may also make a discretionary profit sharing contribution under the 401(k) Plan, though no such contribution was made in 2012.  All participant 401(k) contributions and earnings, as well as all matching and profit sharing contributions and earnings, are fully and immediately vested.

ESOP.  We have adopted a tax-qualified employee stock ownership plan (“ESOP”) for our employees.  Employees who have been credited with at least 1,000 hours of service during a twelve month period are eligible to participate in the ESOP.  Shares released from the ESOP suspense account will be allocated to each eligible participant’s ESOP account based on the ratio of each such participant’s eligible compensation to the total eligible compensation of all eligible ESOP participants, determined as of December 31.  An employee is eligible for an employee stock ownership allocation if he is credited with 1,000 or more hours of service during the plan year, and either is actually employed on the last day of the plan year.  Forfeitures will be reallocated among remaining participating employees in the same manner as an employee contribution.  The account balances of participants within the employee stock ownership plan will become 100% vested upon completion of three years of service.

Potential Payments Upon Termination

Severance Agreement for Chief Executive Officer.  1st Security Bank entered into a severance agreement with Joseph C. Adams.  The agreement provides that if (1) the Bank terminates Mr. Adams’ employment other than for cause, (2) Mr. Adams terminates his employment for “good reason” or (3) there is a change in control of the Bank, Mr. Adams would be entitled to receive from the Bank a lump sum payment equal to 24 months of his base compensation.  “Good reason” means any one or more of the following: (1) reduction of Mr. Adams’ salary or elimination of any significant compensation, unless generally applicable to similarly-situated employees; (2) assignment to Mr. Adams without his consent any authorities or duties materially inconsistent with his position as of the date of the severance agreement; and (3) a relocation or transfer that would materially increase Mr. Adams’ commute.  If Mr. Adams’ employment had been terminated as of December 31, 2012, under circumstances entitling him to a severance payment under his agreement, Mr. Adams would have received a lump sum payment equal to $494,000.

Change of Control Agreement.  1st Security Bank has entered into a change of control agreement with Mr. Mullet. The change of control agreement remains in effect until canceled by either party, upon at least 24 months prior written notice to the other party.  Under this agreement, Mr. Mullet generally will be entitled to a change of control payment from 1st Security Bank if he is involuntarily terminated within six months preceding or 12 months after a change in control.  In such an event, Mr. Mullet would be entitled to receive a cash payment in an amount equal to 12 months of his then current salary.  If Mr. Mullet’s employment had been terminated as of December 31, 2012 in connection with a change in control, he would have received a lump sum payment of $180,000.   Any payments made in connection with a change in control are subject to cut-back to the extent the payments would result in either the loss of a tax deduction to 1st Security Bank or the imposition of a penalty tax on Mr. Mullet.

PROPOSAL 2 – ADVISORY VOTE ON EXECUTIVE COMPENSATION

Under the Dodd-Frank Wall Street Reform and Consumer Protection Act (“Dodd-Frank Act”), we are required to include in this proxy statement and present at the meeting a non-binding shareholder resolution to approve the compensation of our named executive officers, as disclosed in this proxy statement pursuant to the compensation disclosure rules of the SEC.  This proposal, commonly known as a “say-on-pay” proposal, gives shareholders the opportunity to endorse or not endorse the compensation of FS Bancorp’s executives as disclosed in this proxy statement.  The proposal will be presented at the annual meeting in the form of the following resolution:

RESOLVED, that the shareholders approve the compensation of FS Bancorp, Inc.’s named executive officers as disclosed in the compensation tables and related material in the proxy statement for the 2013 annual meeting of shareholders.

This vote will not be binding on our Board of Directors or Compensation Committee and may not be construed as overruling a decision by the Board or create or imply any additional fiduciary duty on the Board.  It will also not affect any compensation paid or awarded to any executive.  The Compensation Committee and the Board may, however, take into account the outcome of the vote when considering future executive compensation arrangements.

Our executive compensation policies are designed to establish an appropriate relationship between executive pay and the annual and long-term performance of FS Bancorp and 1st Security Bank, to reflect the attainment of short- and long-term financial performance goals, to enhance our ability to attract and retain qualified executive officers, and to align to the greatest extent possible the interests of management and shareholders. Our Board of Directors believes that our compensation policies and procedures achieve these objectives.  The Board of Directors unanimously recommends that you vote FOR approval of the compensation of our named executive officers as disclosed in this proxy statement.

PROPOSAL 3 – ADVISORY VOTE ON THE FREQUENCY OF
FUTURE ADVISORY VOTES ON EXECUTIVE COMPENSATION

Under the Dodd-Frank Act, we are required to include in this proxy statement and present at the meeting a non-binding shareholder vote to determine the timing of future shareholder votes on executive compensation.  This proposal gives shareholders the opportunity to vote on whether a resolution to approve the compensation of our named executive officers should be presented to shareholders every one, two or three years, or to abstain from voting.

The Board of Directors believes that a resolution to approve the compensation of our executives should be presented to shareholders every two years because two years will provide a balance between sufficient time to assess whether the compensation program is working as intended and responsiveness to shareholder concerns.

This vote will not be binding on our Board of Directors or Compensation Committee and may not be construed as overruling a decision by the Board or create or imply any additional fiduciary duty on the Board.  It also will not affect when the shareholders will be asked to vote on executive compensation in future years.  The Compensation Committee and the Board may, however, take into account the outcome of the vote when considering when to present shareholders with a resolution to approve executive compensation.

The Board of Directors recommends that you vote for conducting an advisory vote on executive compensation every TWO years.

AUDIT COMMITTEE MATTERS

Audit Committee Charter

The Audit Committee operates pursuant to a charter approved by our Board of Directors.  The Audit Committee reports to the Board of Directions and is responsible for overseeing and monitoring our financial accounting and reporting, the system of internal controls established by management and the audit process.  The Audit Committee charter sets out the responsibilities, authority and specific duties of the Audit Committee.  The charter specifies, among other things, the structure and membership requirements of the Audit Committee, as well as the relationship of the Audit committee to the independent auditor, the internal audit department and management of FS Bancorp.

The Audit Committee of the FS Bancorp Board of Directors reports as follows with respect to FS Bancorp’s audited financial statements for the fiscal year ended December 31, 2012:

•	The Audit Committee has reviewed and discussed the 2012 audited financial statements with management;

•
The Audit Committee has discussed with the independent auditor, Moss Adams LLP, the matters required to be discussed by Statement on Auditing Standards (“SAS”) No. 61, Communication with Audit Committees, as amended, as adopted by the Public Company Accounting Oversight Board in Rule 3200T;

•
The Audit Committee has received written disclosures and the letter from the independent auditor required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent auditor’s communications with the audit committee concerning independence, and has discussed with the independent auditor its independence from FS Bancorp; and

•
The Audit Committee has, based on its review and discussions with management of the 2012 audited financial statements and discussions with the independent auditor, recommended to the Board of Directors that FS Bancorp’s audited financial statements for the year ended December 31, 2012 be included in its Annual Report on Form 10-K.

The foregoing report is provided by the following directors, who constitute the Audit Committee:

Audit Committee:	Ted A. Leech
Michael J. Mansfield
Marina Cofer-Wildsmith

This report shall not be deemed to be incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, and shall not otherwise be deemed filed under such acts.

PROPOSAL 4 – RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITOR

The Audit Committee of the Board of Directors has selected Moss Adams LLP as our independent auditor for the year ending December 31, 2013 and that selection is being submitted to shareholders for ratification.  Although ratification is not required by our Bylaws or otherwise, the Board is submitting the selection of Moss Adams LLP to our shareholders for ratification as a matter of good corporate practice.  If the selection is not ratified, the Audit Committee will consider whether it is appropriate to select another registered public accounting firm.  Even if the selection is ratified, the Audit Committee in its discretion may select a different registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of FS Bancorp and our shareholders.  Moss Adams LLP served as our independent auditor for the year ended December 31, 2012 and a representative of the firm will be present at the annual meeting to respond to shareholders’ questions and will have the opportunity to make a statement if he or she so desires.

The Board of Directors unanimously recommends that you vote FOR the ratification of the appointment of Moss Adams LLP as our independent auditor.

The following table sets forth the aggregate fees billed to us by Moss Adams LLP for professional services rendered for the fiscal years ended December 31, 2012 and 2011.

	Year Ended
	December 31,
	2012	2011
Audit Fees	$128,000	$80,000
Audit-Related Fees	143,300	124,622
Tax Fees	16,912	28,825
All Other Fees	–	798
	$288,212	$234,245

The Audit Committee pre-approves all audit and permissible non-audit services to be provided by the independent auditor and the estimated fees for these services in connection with its annual review of its charter.  In considering non-audit services, the Audit Committee will consider various factors, including but not limited to, whether it would be beneficial to have the service provided by the independent auditor and whether the service could compromise the independence of the independent auditor.  All of the services provided by Moss Adams LLP in the year ended December 31, 2012 were approved by the Audit Committee.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act requires our directors and executive officers, and persons who own more than 10% of FS Bancorp’s common stock to report their initial ownership of the common stock and any subsequent changes in that ownership to the SEC.  Directors, executive officers and greater than 10% shareholders are required by regulation to furnish us with copes of all Section 16(a) forms they file.  The SEC has established filing deadlines for these reports and we are required to disclose in this proxy statement any late filings or failures to file.  Based solely on our review of the copies of such forms we have received and written representations provided to us by the above referenced persons, we believe that, during the fiscal year ended December 31, 2012, all filing requirements applicable to our reporting officers, directors and greater than 10% shareholders were properly and timely complied with.

 MISCELLANEOUS

The Board of Directors is not aware of any business to come before the annual meeting other than those matters described in this proxy statement.  However, if any other matters should properly come before the meeting, it is intended that proxies in the accompanying form will be voted in respect thereof in accordance with the judgment of the person or persons voting the proxies.

We will pay the cost of soliciting proxies.  In addition to this mailing, our directors, officers and employees may also solicit proxies personally, electronically or by telephone without additional compensation.   We will also reimburse brokers and other nominees for their expenses in sending these materials to you and obtaining your voting instructions.

Our annual report to shareholders, including the Annual Report on Form 10-K, has been mailed to all shareholders of record as of the close of business on the record date.  Any shareholder who has not received a copy of the annual report may obtain a copy by writing to the Secretary, FS Bancorp, Inc., 6920 220th Street SW, Mountlake Terrace, Washington 98043.  The annual report is not to be treated as part of the proxy solicitation material or as having been incorporated herein by reference.

SHAREHOLDER PROPOSALS

Proposals of shareholders intended to be presented at next year’s annual of shareholders must be received at the executive office at 6920 220th Street SW, Mountlake Terrace, Washington 98043, no later than December 18, 2013.  Any such proposals shall be subject to the requirements of the proxy rules adopted under the Securities Exchange Act, and as with any shareholder proposal (regardless of whether included in our proxy materials), our Articles of Incorporation and Bylaws.

Our Articles of Incorporation provide that in order for a shareholder to make nominations for the election of directors or proposals for business to be brought before a meeting, a shareholder must deliver notice of such nominations and/or proposals to the Secretary not less than 30 nor more than 60 days prior to the date of the meeting; provided that if less than 31 days’ notice of the meeting is given to shareholders, such written notice must be delivered not later than the close of the tenth day following the day on which notice of the meeting was mailed to shareholders.  We anticipate that, in order to be timely, shareholder nominations or proposals intended to be made at the annual meeting must be made by April 22, 2013.  As specified in the Articles of Incorporation, the notice with respect to nominations for election of directors must set forth certain information regarding each nominee for election as a director, including the person’s name, age, business address and number of shares of common stock held, a written consent to being named in the proxy statement as a nominee and to serving as a director, if elected, and certain other information regarding the shareholder giving such notice.  The notice with respect to business proposals to be brought before the annual meeting must state the shareholder’s name, address and number of shares of common stock held, a brief discussion of the business to be brought before the annual meeting, the reasons for conducting such business at the meeting, and any interest of the shareholder in the proposal.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ MATTHEW D. MULLET

MATTHEW D. MULLET SECRETARY

Mountlake Terrace, Washington
April 17, 2013

REVOCABLE PROXY
FS BANCORP, INC.

FIRST ANNUAL MEETING OF SHAREHOLDERS
MAY 22, 2013

The undersigned hereby appoints the official Proxy Committee of the Board of Directors of FS Bancorp, Inc. (“FS Bancorp”) with full powers of substitution, as attorneys and proxies for the undersigned, to vote all shares of common stock of FS Bancorp which the undersigned is entitled to vote at the first annual meeting of shareholders, to be held at the  Embassy Suites Hotel, located at 20610 44th Avenue West, Lynnwood, Washington, on Wednesday, May 22, 2013, at 2:00 p.m., local time, and at any and all adjournments thereof, as indicated.

FOR	WITHHELD	FOR ALL EXCEPT

1.	The election as director of the nominees listed below (except as marked to the contrary below).	[ ]	[ ]	[ ]

For a one-year term:
Michael J. Mansfield
Margaret R. Piesik

For a two-year term:
Joseph C. Adams
Joseph P. Zavaglia

For a three-year term:
Marina Cofer-Wildsmith
Judith A. Cochrane
Ted A. Leech

INSTRUCTIONS: To withhold your vote for any individual nominee, write the nominee's name on the line below.

____________________________
____________________________

FOR	AGAINST	ABSTAIN

2.	Advisory (non-binding) approval of the compensation of FS Bancorp, Inc.’s named executive officers.	[ ]	[ ]	[ ]

1 YR.	2 YRS.	3 YRS.	ABSTAIN

3.	Advisory (non-binding) vote on how often shareholders shall vote on executive compensation – every one, two or three years.	[ ]	[ ]	[ ]	[ ]
FOR	AGAINST	ABSTAIN

4.	Ratification of the Audit Committee’s selection of Moss Adams LLP as the independent auditor for the year ending December 31, 2013.	[ ]	[ ]	[ ]

5.	In their discretion, upon such other matters as may
properly come before the meeting.

The Board of Directors recommends a vote “FOR” proposals 1, 2 and 4, and for “Two Years” for proposal 3.

This proxy will be voted as directed, but if no instructions are specified, this proxy will be voted for proposals 1, 2 and 4, and for “Two Years” for proposal 3.  If any other business is presented at the annual meeting, this proxy will be voted by those named in this proxy in their best judgment.  At the present time, the Board of Directors knows of no other business to be presented at the meeting.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

Should the undersigned be present and elect to vote at the annual meeting or at any adjournment thereof and after notification to the Secretary of FS Bancorp at the meeting of the shareholder’s decision to terminate this proxy, then the power of said attorneys and proxies shall be deemed terminated and of no further force and effect.

The undersigned acknowledges receipt from FS Bancorp prior to the execution of this proxy of the notice of annual meeting of shareholders, a proxy statement for the annual meeting of shareholders, and the 2012 Annual Report to Shareholders.

Dated: _________________________, 2013

____________________________________	____________________________________
PRINT NAME OF SHAREHOLDER	PRINT NAME OF SHAREHOLDER

____________________________________	____________________________________
SIGNATURE OF SHAREHOLDER	SIGNATURE OF SHAREHOLDER

Please sign exactly as your name appears on this proxy card.  When signing as attorney, executor, administrator, trustee or guardian, please give your full title.  If shares are held jointly, each holder should sign.

Please complete, date, sign and mail this proxy promptly in the enclosed postage-prepaid envelope.